Exhibit 3.3  Specimen Stock Certificate

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CUSIP NO.           _________________

NUMBER                                        SHARES

NW CRESTVALLEY, INC.

AUTHORIZED COMMON STOCK: 500,000,000 SHARES PAR VALUE: $.0001

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

- Shares of NW CRESTVALLEY, INC. Common Stock -

transferable on the books of the Corporation in person or by duly authorized attorney,  upon  surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized Officers.

Dated:_________________________

         ____________________________
    Dale Garnett, President and Secretary

NW CRESTVALLEY, INC.
Corporate
Seal
Delaware
*****

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT

Countersigned Registered:

(Transfer Agent)

By    ------------------------------

Authorized Signature

NOTICE: Signature must be guaranteed by a firm, which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNJF GIFT MIN ACT .......... Custodian ..........

(Cust)                                 (Minor)

                                        Act ……………………………
                                                       (State)

Additional abbreviations may also be used though not in the above list.

For value received, __________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

……………………………………………………….
……………………………………………………….
……………………………………………………….
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Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint  __________________________________Attorney   to transfer  said   stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________

X_____________________________________________________________

NOTICE: THE SIGNATURE TO TIDS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER, THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION.

SIGNATURE  GUARANTEED: